-------------------------------------------------------------------------------------
                               WFMBS MORTGAGE LOAN POOL

                          20-YEAR THROUGH 30-YEAR FIXED RATE

                               NON-RELOCATION MORTGAGES

                                 WFMBS SERIES 2002-15

                               POOL PROFILE (06/25/2002)

-------------------------------------------------------------------------------------

                                            -----------------     -----------------
                                                  BID                TOLERANCE

                                            -----------------     -----------------
     AGGREGATE PRINCIPAL BALANCE                $400,000,000            (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-Jul-02
     INTEREST RATE RANGE                           6.125-8.4
     GROSS WAC                                        6.921%      (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps
     MASTER SERVICING FEE                            1.7 bps
     WAM (in months)                                     358          (+/- 2 month)

     WALTV                                               66%          (maximum +5%)

     CALIFORNIA %                                        55%          (maximum +3%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                1%         (maximum  +2%)

     AVERAGE LOAN BALANCE                           $473,398      (maximum $490,000)
     LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000      (maximum $1,500,000)

     CASH-OUT REFINANCE %                                19%         (maximum  +5%)

     PRIMARY RESIDENCE %                                 97%          (minimum -5%)

     SINGLE-FAMILY DETACHED %                            92%          (minimum -5%)

     FULL DOCUMENTATION %                                79%          (minimum -5%)

     UNINSURED > 80% LTV %                                0%          (maximum +1%)





      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
         MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
             SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-------------------------------------------------------------------------------------
     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL

                       20-YEAR THROUGH 30-YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES

                              WFMBS SERIES 2002-15

                            POOL PROFILE (06/25/2002)

                               PRICING INFORMATION

--------------------------------------------------------------------------------


    RATING AGENCIES                       TBD by Wells Fargo

    PASS THRU RATE                                  6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS

    PRICING DATE                                      TBD

    FINAL STRUCTURE DUE DATE                    11-Jul-02         9:00 AM

    SETTLEMENT DATE                             30-Jul-02

    ASSUMED SUB LEVELS                                AAA      2.850%
                                                       AA      1.450%
                                                        A      0.900%
                                                      BBB      0.500%
                                                       BB      0.350%
                                                        B      0.150%

                                          Note:  AAA Class will be rated by two
                                          rating agencies.  AA through B Classes
                                          will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
-----------------------------------------------

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-15. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

    WFMBS CONTACTS                        Brad Davis (301) 846-8009
                                          Mike Miller (301) 815-6397
                                          Gretchen Markley (301) 846-8356


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                         WFASC DENOMINATION POLICY

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                             MINIMUM          PHYSICAL       BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                       DENOMINATION     CERTIFICATES    CERTIFICATES
                                                             (1)(4)
-------------------------------------------------------------------------------------------------------------

CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable
prepayment support)                                            $25,000          Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes             $100,000          Allowed          Allowed

Inverse Floater, PO, Subclasses of the Class A
that provide credit protection to the Class A,
Complex multi-component certificates                          $100,000          Standard       Upon Request

Notional and Nominal Face IO                                     (2)            Standard       Upon Request

Residual Certificates                                            (3)            Required       Not Allowed

All other types of Class A Certificates                          (5)              (5)              (5)


CLASS B (Investment Grade)                                    $100,000          Allowed          Allowed


CLASS B (Non-Investment Grade)                                $250,000          Required       Not Allowed

-------------------------------------------------------------------------------------------------------------


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

-------------------------------------------------------------------------------------
                                 WFMBS MORTGAGE LOAN POOL

                            20-YEAR THROUGH 30-YEAR FIXED RATE

                                 NON-RELOCATION MORTGAGES

                                   WFMBS SERIES 2002-15

                                 POOL PROFILE (06/25/2002)

-------------------------------------------------------------------------------------

                                            -----------------     -----------------
                                                  BID                TOLERANCE

                                            -----------------     -----------------
     AGGREGATE PRINCIPAL BALANCE                $400,000,000            (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-Jul-02
     INTEREST RATE RANGE                           6.125-8.4
     GROSS WAC                                        6.921%      (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps
     MASTER SERVICING FEE                            1.7 bps
     WAM (in months)                                     358          (+/- 2 month)

     WALTV                                               66%          (maximum +5%)

     CALIFORNIA %                                        55%          (maximum +3%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                1%         (maximum  +2%)

     AVERAGE LOAN BALANCE                           $473,398      (maximum $490,000)
     LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000      (maximum $1,500,000)

     CASH-OUT REFINANCE %                                19%         (maximum  +5%)

     PRIMARY RESIDENCE %                                 97%          (minimum -5%)

     SINGLE-FAMILY DETACHED %                            92%          (minimum -5%)

     FULL DOCUMENTATION %                                79%          (minimum -5%)

     UNINSURED > 80% LTV %                                0%          (maximum +1%)





    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
           SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-------------------------------------------------------------------------------------

     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL

                       20-YEAR THROUGH 30-YEAR FIXED RATE

                            NON-RELOCATION MORTGAGES

                              WFMBS SERIES 2002-15

                            POOL PROFILE (06/25/2002)

                               PRICING INFORMATION

--------------------------------------------------------------------------------


    RATING AGENCIES                       TBD by Wells Fargo

    PASS THRU RATE                                  6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS

    PRICING DATE                                      TBD

    FINAL STRUCTURE DUE DATE                    11-Jul-02         9:00 AM

    SETTLEMENT DATE                             29-Jul-02

    ASSUMED SUB LEVELS                                AAA      2.850%
                                                       AA      1.450%
                                                        A      0.900%
                                                      BBB      0.500%
                                                       BB      0.350%
                                                        B      0.150%

>< Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
-----------------------------------------------

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-15. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

    WFMBS CONTACTS                        Brad Davis (301) 846-8009
                                          Mike Miller (301) 815-6397
                                          Gretchen Markley (301) 846-8356

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                         WFASC DENOMINATION POLICY

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

                                                               MINIMUM          PHYSICAL       BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                        DENOMINATION      CERTIFICATES    CERTIFICATES
                                                               (1)(4)
--------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable
prepayment support)                                              $25,000         Allowed         Allowed

Companion classes for PAC, TAC, Scheduled Classes               $100,000         Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A
that provide credit protection to the Class A,
Complex multi-component certificates                            $100,000         Standard      Upon Request


Notional and Nominal Face IO                                       (2)           Standard      Upon Request


Residual Certificates                                              (3)           Required      Not Allowed


All other types of Class A Certificates                            (5)             (5)             (5)




CLASS B (Investment Grade)                                      $100,000         Allowed         Allowed

CLASS B (Non-Investment Grade)                                  $250,000         Required      Not Allowed


--------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.